EXHIBIT 99.1

Duke Energy Corporation

2004 PRO FORMA TRANSACTION REVIEW -
Disposition of TEPPCO Partners L.P. (TEPPCO) general partner and TEPPCO limited partner units; restructuring of Duke Energy Field Services LLC
($ in millions)

SEGMENT EARNINGS BEFORE INTEREST AND TAXES (EBIT) FROM CONTINUING OPERATIONS
--------------------------------------------------------------------------------

The following pro-forma calculations assume the transactions for the TEPPCO asset sales and the change in ownership were effective as of January 1, 2004 The amounts included in the transaction detail sections assume the tax basis is the same for both ConocoPhillips and Duke Energy. Also there are no adjustments for purchase accounting included in these calculations. EBIT numbers for announced transactions assume depreciation and amortization equal to 1/3 of EBITDA numbers provided during the February 24, 2005 webcast.

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
Field Services Segment

2004 Reported segment EBIT from Continuing Operations                              (A)             $    380

Special Items:
   Net loss on asset sales                                                                              (15)
   Asset impairments                                                                                    (10)
   Enron settlement                                                                                       1
                                                                                                   --------

2004 Ongoing segment EBIT from Continuing Operations
    at Field Services (Duke Energy level)                                          (B)             $    404
                                                                                                   ========

Impact of Transaction Detail at DEFS level (Duke Energy %):

Sale of TEPPCO GP - loss of 69.7% (no depreciation charge)                                         $    (29)
Transfer of DEFS Canadian assets to DEGT - loss of 69.7%                                                (16)
New assets contributed by ConocoPhillips - increase at 50% level                                         31
                                                                                                   --------
   Net change in segment EBIT from Continuing Operations                           (C)             $    (14)
                                                                                                   --------

Impact of Transaction Detail at Duke Energy level:

Sale of TEPPCO LP units                                                                                  (4)
Change in ownership from 69.7% to 50% - from $404MM (see table below)                                  (149)
                                                                                                   --------
   Net change in segment EBIT from Continuing Operations                           (D)                 (153)
                                                                                                   --------

Total Net Change                                                                 (C)+(D)               (167)
                                                                                                   --------

2004 Ongoing segment EBIT from Continuing Operations
   at Field Services as adjusted for above transactions                        (B)+(C)+(D)         $    237
                                                                                                   ========

Adjustment for change in ownership from 69.7% to 50% (from $404 ongoing segment EBIT to $380 reported
   segment EBIT)                                                                   (E)                    7
                                                                                                   --------

2004 Reported segment EBIT from Continuing Operations
   at Field Services as adjusted for above transactions                      (A)+(C)+(D)+(E)       $    219
                                                                                                   ========
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

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Natural Gas Transmission Segment

2004 Reported segment EBIT                        (F)                   $  1,310

Special Items:
   Net gains on asset sales                                                   32
                                                                        --------

2004 Ongoing segment EBIT                         (G)                   $  1,278
                                                                        --------



Impact of Transaction Detail:

Transfer of DEFS Canadian assets                                        $     23
Empress asset contributed by COP                                              29
                                                                        --------
   Net change in segment EBIT                     (H)                   $     52
                                                                        --------

2004 Ongoing segment EBIT at DEGT
   as adjusted for above transactions           (G)+(H)                 $  1,330
                                                                        ========

2004 Reported segment EBIT at DEGT
   as adjusted for above transactions           (F)+(H)                 $  1,362
                                                                        ========
--------------------------------------------------------------------------------


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
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CALCULATION FOR CHANGE OF OWNERSHIP PERCENTAGE FROM 69.7% TO 50%

                                                                                          Ongoing     Reported
                                                                                          --------    --------
2004 Segment EBIT from Continuing Operations                                (A)           $    404         380
    at Field Services (Duke Energy level at 69.7%)

Subtract impact of TEPPCO GP and Canadian Assets already
    accounted for above                                                     (B)                (46)        (46)
                                                                                          --------    --------

Adjusted 2004 Segment EBIT from Continuing Operations
    at Field Services (Duke Energy level at 69.7%)                    (C) = (A) - (B)          358         334

Add back impact from hedging activity at Corporate Level                                       172         172
Subtract EBIT associated with TEPPCO LP/Class B                                                 (4)         (4)
                                                                                          --------    --------
    Total Corporate Level Activity                                          (D)                168         168

Adjusted Segment EBIT from Continuing Operations at Field Services
  (Duke Energy 69.7%) excluding Corporate Level Activity              (E) = (C) + (D)          526         502
                                                                                          --------    --------

Calculation of 100% DEFS EBIT, as adjusted                           (F) = (E) / 69.7%         755         721

Calculation of 50% Share (new Duke Energy level)                      (G) = (F) * 50%          378         360

Change in ownership from 69.7% to 50%                                    (E) - (G)        $    149    $    142
                                                                                          ========    ========

Difference from Ongoing to Reported                                                                   $      7
                                                                                                      ========
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

INTEREST EXPENSE
--------------------------------------------------------------------------------

Pretax 2004 expense due to interest expense for Duke Energy is expected to be approximately $30 million lower with the change in DEFS ownership from 69.7% to 50%.

Reduction in 2004 consolidated interest expense (100% DEFS)
due to deconsolidation                                                162

Increase in minority interest expense due to DEFS interest
expense resulting from deconsolidation                                (49)

Pretax decrease in equity in earnings due to interest expense
(Duke Energy 50%)                                                     (81)
                                                                 --------

Pretax increase in 2004 earnings due to DEFS interest            $     32 (approximately $30 million)
                                                                 ========

ESTIMATED CASH TRANSACTIONS
--------------------------------------------------------------------------------

Proceeds for TEPPCO GP (less minority interest share of $330)    $    770
Proceeds for TEPPCO LP units (100%)                                   100
Minimum cash contribution from ConocoPhillips                         500
                                                                 --------

Total estimated cash proceeds before taxes                          1,370

Estimated net tax payment related to above transactions              (570)
                                                                 --------

Estimated after-tax cash proceeds                                $    800
                                                                 ========

Non-GAAP Financial Measures

The primary performance measure used by management to evaluate segment performance is segment EBIT from continuing operations, which at the segment level represents all profits from continuing operations (both operating and non-operating) before deducting interest and taxes, and is net of the minority interest expense related to those profits.

Management believes segment EBIT from continuing operations, which is the GAAP measure used to report segment results, is a good indicator of each segment's operating performance as it represents the results of our ownership interests in continuing operations without regard to financing methods or capital structures.

Duke Energy's management uses ongoing segment EBIT as a measure of the historical and anticipated future segment performance. Ongoing segment EBIT is a non-GAAP financial measure as it represents reported segment EBIT adjusted for special items. Special items represent certain charges which management believes will not be recurring on a regular basis. Management believes that the presentation of ongoing segment EBIT provides useful information to investors, as it allows them to more accurately compare a segment's ongoing performance across all periods. The most directly comparable GAAP measure for ongoing segment EBIT is reported segment EBIT, which represents EBIT from continuing operations, including any special items